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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                         Event Reported): June 10, 2003




                           SUN HYDRAULICS CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)



            Florida                   0-21835                    59-2754337
            -------                   -------                    ----------
(State or other jurisdiction       (Commission                 (IRS Employer
       of incorporation)           File Number)             Identification No.)


         1500 West University Parkway
              Sarasota, Florida                                    34243
   ----------------------------------------                        -----
   (Address of principal executive offices)                     (Zip Code)




Registrant's telephone number, including area code: 941-362-1200







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ITEM 5.  OTHER EVENTS.
         ------------

         On June 10, 2003, the Registrant issued the press release attached hereto as Exhibit 99.1 announcing a $0.04 per share dividend on its common stock payable on July 15, 2003, to shareholders of record on June 30, 2003.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

         (a)      Financial Statements of Businesses Acquired.
                  -------------------------------------------

                  None.

         (b)      Pro Forma Financial Information.
                  -------------------------------

                  None.

         (c)      Exhibits.
                  --------

                  Exhibit
                  Number    Exhibit Description
                  ------    -------------------
                   99.1     Press Release of the Registrant dated June 10, 2003.







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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          SUN HYDRAULICS CORPORATION



                                          By: /s/ Richard J. Dobbyn
                                              ----------------------------------
                                              Richard J. Dobbyn
                                              Chief Financial Officer (Principal
                                              Financial and Accounting Officer)

Dated: June 16, 2003









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